SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[•]	Filed by the Registrant
[_]	Filed by a Party other than the Registrant

Check the Appropriate Box:

[_]	Preliminary Proxy Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[•]	Definitive Additional Materials
[_]	Soliciting Material Under Rule 14a-12

THE SWISS HELVETIA FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
NOT APPLICABLE

Payment of Filing Fee (Check the Appropriate Box):

[•]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
Not Applicable
	2.	Aggregate number of securities to which transaction applies:
Not Applicable
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Not Applicable
	4.	Proposed maximum aggregate value of transaction:
Not Applicable
	5.	Total fee paid:
Not Applicable
[_]	Fee paid previously with preliminary materials:
Not Applicable
[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1. Amount previously paid: 2. Form, Schedule or Registration Statement No.: 3. Filing Party: 4. Date Filed:

THE SWISS HELVETIA FUND, INC.
1270 Avenue of the Americas
New York, NY 10020

April 24, 2001

Dear Stockholder:

We previously sent you proxy materials for the Annual Meeting of The Swiss Helvetia Fund, Inc. to be held at The Drake Swissotel, 440 Park Avenue, Manhattan East and West Suites, New York, NY on Tuesday, May 15, 2001 at 11:30 a.m.

The Board of Directors recommends that you vote “FOR” the election of management’s three Board nominees, and “FOR” confirmation of the Board of Directors’ decision to continue the Investment Advisory Agreement with Hottinger Capital Corp.

Since we have not yet received your vote, another voting instruction form and return envelope are enclosed for your convenience. With the meeting fast approaching, we urge you to give this matter your immediate attention and return your voting instruction form in the enclosed return envelope.

On a related point, we note that the Fund’s Proxy Statement, dated April 5, 2001 (page 2), states that the Fund may determine not to count a vote attributable to a stockholder whose ownership is unlawful. Under Section 12(d)(1) of the Investment Company Act of 1940, the acquisition of more than 3% of the Fund’s common stock by another fund (whether SEC-registered, private or offshore) is unlawful. The Fund will invalidate votes cast on behalf of any such fund or by any other stockholder whose holdings are unlawful, that are otherwise properly cast, only after it has obtained a decision through appropriate proceedings in a court or other forum of competent jurisdiction that such votes are not valid.

To ensure that your shares are represented at the meeting and to help your company avoid the expense of further solicitation, please take a few minutes to vote today. Your vote is important regardless of the number of shares you own.

Thank you for your cooperation.

Sincerely,

The Swiss Helvetia Fund, Inc.

If you have any questions or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder Communications Inc.: TOLL FREE: 1-800-223-2064

PLEASE DETACH AT PERFORATION BEFORE MAILING

THE SWISS HELVETIA FUND, INC.
1270 Avenue of the Americas
New York, New York 10020

P R O X Y	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, DATED APRIL 5, 2001, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

The undersigned hereby appoints Paul R. Brenner and Edward J. Veilleux, and each of them, the true and lawful attorneys and proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on March 30, 2001 at the Annual Meeting of Stockholders to be held at 11:30 a.m. on May 15, 2001 at The Drake Swissotel, 440 Park Avenue, Manhattan East and West Suites, New York, New York 10022 or any adjournment or adjournments or postponement thereof.

This proxy, when properly executed and returned in the enclosed envelope, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposal 1 and Proposal 2 and will be voted in the discretion of the proxies upon such other matters as may properly come before the Meeting and at any adjournment or postponement thereof.

If your shares are held by a broker, in order for your vote to be counted you MUST SIGN AND RETURN THE PROXY CARD in the enclosed envelope.

The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

In their discretion, the persons named as proxies on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as a director if any of the above nominees is unable to serve.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
SEE REVERSE SIDE

PLEASE DETACH AT PERFORATION BEFORE MAILING

X
Please mark your votes in boxes below using dark ink only
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" CONFIRMATION
1.	Election of Directors

Nominees for Class I Directors: Alexandre de Takacsy, Claude W. Frey and Eric R. Gabus.

(INSTRUCTION: To withhold authority for any individual nominee strike a line through the nominee's name on the list below).	FOR all nominees listed below (except as marked to the contrary below) [__]	WITHHOLD AUTHORITY (to vote for all nominees listed below) [__]
2	Confirmation of the Board of Directors' decision to continue the Investment Advisory Agreement with Hottinger Capital Corp.	FOR [__]	AGAINST [__]	ABSTAIN [__]

	Dated:			, 2001

Name of Corporation (if applicable)

Signature

Signature
Your signature should appear the same as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or other similar capacity, please give full title as such.

When signing as joint tenants, all parties in the joint tenancy must sign. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf and the corporate seal affixed. If the signature is by a partnership, a partner should sign the full partnership name.